Exhibit 99.1

United Homes Group Announces Acquisition of Homebuilding Business of Creekside Custom Homes

COLUMBIA, SC January 29, 2024—United Homes Group, Inc. (“UHG”) (NASDAQ: UHG), a leading homebuilder in the Southeast, today announced that it has acquired the homebuilding business and assets of Creekside Custom Homes, LLC, a home builder and land developer in the Coastal region of South Carolina. Creekside builds homes primarily in the rapidly growing Myrtle Beach market with a product set that aligns with the existing Great Southern Homes brand in the marketplace.

“The Creekside acquisition nearly doubles our presence in the fast-growing Myrtle Beach market and allows UHG to control an attractive future lot position consistent with our land-light strategy,” said UHG Chief Executive Officer Michael Nieri. “The coastal markets in our footprint continue to benefit from a favorable quality of life and affordability that is driving in-migration from all over the country.”

Jamie McLain, owner of Creekside, will stay on as the Coastal Division Land Manager of UHG’s associated land developer, and the Creekside team will join Great Southern Homes’ Coastal division. Born and raised in South Carolina, McLain formed Creekside in 2004. He is a graduate of Clemson University and is a Horry County native with over 20 years of building and land development experience. “I am very pleased to be joining the UHG/Great Southern Homes team,” said McLain. “It’s exciting to be a part of the UHG story early in their evolution as a public company. The homebuilding business is one that benefits from scale, and this combination will go a long way towards achieving that in the region.”

“The acquisition of Creekside meaningfully improves our market share in the Coastal South Carolina market and is consistent with our strategic vision following the acquisition of the Herring Homes team in August and Rosewood Communities in October,” said Jack Micenko, President of UHG. “Jamie and his team have a proven track record in identifying and developing successful communities in-market, and by partnering together we expect to accelerate growth at the Coast in coming years.”

About United Homes Group, Inc.

UHG is a publicly traded residential builder headquartered in Columbia, SC. The company currently operates and builds new home communities located across South Carolina, North Carolina and Georgia. UHG has been recognized as one of the top 50 builders by Builder magazine.

Forward-Looking Statements

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For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://www.unitedhomesgroup.com/.